Exhibit 99.1

Revised 5/27/09

United States Bankruptcy Court

Middle District of Alabama

In re	The Colonial BancGroup, Inc.	Case No.	09-32303 (DHW)

	Debtor	Chapter 11 Case

MONTHLY OPERATING REPORT (NON-SMALL BUSINESS ENTITY)

Month:	July	Date Filed:	August 13, 2010

Line of Business:	Bank Holding Company	NAICS Code:	52

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.

RESPONSIBLE PARTY:

/s/ Kevin O’Halloran
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY

Kevin O’Halloran
PRINTED NAME OF RESPONSIBLE PARTY

QUESTIONNAIRE: (All questions to be answered on behalf of the debtor.)	YES	NO

1. IS THE BUSINESS STILL OPERATING?	☒	☐

2. HAVE YOU PAID ALL YOUR BILLS ON TIME THIS MONTH?	☒	☐

3. DID YOU PAY YOUR EMPLOYEES ON TIME?	☒	☐

4. HAVE YOU DEPOSITED ALL THE RECEIPTS FOR YOUR BUSINESS IN TO THE DIP ACCOUNT THIS MONTH?	☒	☐

5. HAVE YOU FILED ALL OF YOUR TAX RETURNS AND PAID ALL OF YOUR TAXES THIS MONTH?	☐	☒

6. HAVE YOU TIMELY FILED ALL OTHER REQUIRED GOVERNMENT FILINGS?	☐	☒

7. HAVE YOU PAID ALL OF YOUR INSURANCE PREMIUMS THIS MONTH?	☒	☐

8. DO YOU PLAN TO CONTINUE TO OPERATE THE BUSINESS NEXT MONTH?	☒	☐

9. ARE YOU CURRENT ON YOUR CHAPTER 11 QUARTERLY FEE PAYMENT?	☒	☐

10. HAVE YOU PAID ANYTHING TO YOUR ATTORNEY OR OTHER PROFESSIONAL THIS MONTH?	☒	☐

11. DID YOU HAVE ANY UNUSUAL OR SIGNIFICANT UNANTICIPATED EXPENSES THIS MONTH?	☐	☒

12. HAS THE BUSINESS SOLD ANY GOODS OR PROVIDED SERVICES OR TRANSFERRED ANY ASSETS TO ANY BUSINESS RELATED TO THE DIP IN ANY WAY?	☐	☒

13. DO YOU HAVE ANY BANK ACCOUNTS OPEN OTHER THAN THE DIP ACCOUNT(S)?	☐	☒

Case 09-32303	Doc 847	Filed 08/20/10	Entered 08/20/10	13:19:35	Desc Main
		Document	Page 1 of 20

14. HAVE YOU SOLD ANY ASSETS OTHER THAN INVENTORY THIS MONTH?	☐	☒

15. DID ANY INSURANCE COMPANY CANCEL YOUR POLICY THIS MONTH?	☐	☒

16. HAVE YOU BORROWED MONEY FROM ANYONE THIS MONTH?	☐	☒

17. HAS ANYONE MADE AN INVESTMENT IN YOUR BUSINESS THIS MONTH?	☐	☒

18. HAVE YOU PAID ANY BILLS YOU OWED BEFORE YOU FILED BANKRUPTCY?	☐	☒

TAXES (Exhibit A)

DO YOU HAVE ANY PAST DUE TAX RETURNS OR PAST DUE POST-PETITION TAX OBLIGATIONS? IF YES, PLEASE PROVIDE A WRITTEN EXPLANATION INCLUDING WHEN SUCH RETURNS WILL BE FILED, OR WHEN SUCH PAYMENTS WILL BE MADE AND THE SOURCE OF THE FUNDS FOR THE PAYMENT.	☐	☒

INCOME (Exhibit B)

PLEASE SEPARATELY LIST ALL OF THE INCOME YOU RECEIVED FOR THE MONTH. THE LIST SHOULD INCLUDE ALL INCOME FROM CASH AND CREDIT TRANSACTIONS.
	TOTAL INCOME		$65.74

SUMMARY OF CASH ON HAND
Cash on Hand at Start of Month			$37,071,086.70

Cash on Hand at end of Month			$37,025,474.12

PLEASE PROVIDE THE TOTAL AMOUNT OF CASH CURRENTLY AVAILABLE TO YOU.	TOTAL		$539,966.73

EXPENSES (Exhibit C)

PLEASE SEPARATELY LIST ALL EXPENSES PAID FROM YOUR BANK ACCOUNTS THIS MONTH. INCLUDE THE DATE PAID, WHO WAS PAID THE MONEY, THE PURPOSE AND THE AMOUNT.
	TOTAL EXPENSES		$45,678.32

CASH PROFIT

INCOME FOR THE MONTH (TOTAL FROM EXHIBIT B)			$65.74

EXPENSES FOR THE MONTH (TOTAL FROM EXHIBIT C)			$45,678.32

(Subtract Line C from Line B)	CASH PROFIT FOR THE MONTH	-$	45,612.58

Case 09-32303	Doc 847	Filed 08/20/10	Entered 08/20/10	13:19:35	Desc Main
		Document	Page 2 of 20

UNPAID BILLS (Exhibit D)

PLEASE ATTACH A LIST OF ALL DEBTS (INCLUDING TAXES) WHICH YOU HAVE INCURRED SINCE THE DATE YOU FILED BANKRUPTCY BUT HAVE NOT PAID. THE LIST MUST INCLUDE THE DATE THE DEBT WAS INCURRED, WHO IS OWED THE MONEY, THE PURPOSE OF THE DEBT AND WHEN THE DEBT IS DUE.
	TOTAL PAYABLES	$169.65

MONEY OWED TO YOU (Exhibit E)

PLEASE ATTACH A LIST OF ALL AMOUNTS OWED TO YOU BY YOUR CUSTOMERS FOR WORK YOU HAVE DONE OR THE MERCHANDISE YOU HAVE SOLD. YOU SHOULD INCLUDE WHO OWES YOU MONEY, HOW MUCH IS OWED AND WHEN IS PAYMENT DUE.
	TOTAL RECEIVABLES	$520,520.78

BANKING INFORMATION (Exhibit F)

PLEASE ATTACH A COPY OF YOUR LATEST BANK STATEMENT FOR EVERY ACCOUNT YOU HAVE AS OF THE DATE OF THIS FINANCIAL REPORT OR HAD DURING THE PERIOD COVERED BY THIS REPORT.

EMPLOYEES

NUMBER OF EMPLOYEES WHEN THE CASE WAS FILED?		4

NUMBER OF EMPLOYEES AS OF THE DATE OF THIS MONTHLY REPORT?		2

Case 09-32303	Doc 847	Filed 08/20/10	Entered 08/20/10	13:19:35	Desc Main
		Document	Page 3 of 20

PROFESSIONAL FEES

BANKRUPTCY RELATED
PROFESSIONAL FEES RELATING TO THE BANKRUPTCY CASE PAID DURING THIS REPORTING PERIOD?	$0.00

TOTAL PROFESSIONAL FEES RELATING TO THE BANKRUPTCY CASE PAID SINCE THE FILING OF THE CASE?	$3,406,724.70

NON-BANKRUPTCY RELATED:
PROFESSIONAL FEES PAID NOT RELATING TO THE BANKRUPTCY CASE PAID DURING THIS REPORTING PERIOD?	$0.00

TOTAL PROFESSIONAL FEES PAID NOT RELATING TO THE BANKRUPTCY CASE PAID DURING THIS REPORTING PERIOD?	$0.00

ADDITIONAL INFORMATION

PLEASE ATTACH THE BANKRUPTCY ADMINISTRATOR’S BALANCE SHEET, MONTHLY SALARY PAYMENTS TO OWNER(S) SCHEDULE (IF APPLICABLE) AND THE MONTHLY RENTAL INCOME WORKSHEET (IF APPLICABLE). ALSO ATTACH ANY FINANCIAL REPORTS (INCOME STATEMENT, STATEMENT OF CASH FLOWS, AND STATEMENT OF SHAREHOLDERS/PARTNER’S EQUITY) WHICH YOU PREPARE INTERNALLY.

Print Form	Reset Form

Case 09-32303	Doc 847	Filed 08/20/10	Entered 08/20/10	13:19:35	Desc Main
		Document	Page 4 of 20

The Colonial BancGroup, Inc.

Attachment to Operating Report

7/1 – 7/31/2010

Financial Reports:

There were no internal financial reports prepared for the reporting period July 1 – July 31, 2010.

DISCLAIMER:

The Colonial BancGroup, Inc. (the “Debtor”) cautions investors and potential investors in the Debtor not to place undue reliance upon the information contained in this Monthly Operating Report, which was not prepared for the purpose of providing the basis of an investment decision relating to any of the securities of the Debtor. The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly operating requirements of the Bankruptcy Court and the Bankruptcy Administrator. The Monthly Operating Report was not audited or reviewed by independent accountants; does not purport to present the financial statements of the Debtor in accordance with generally accepted accounting principles; does not purport to present the market value of any of the Debtor’s assets or liabilities or the recoverability of any of those assets; is in a format prescribed by applicable bankruptcy law; and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Debtor’s securities, the Monthly Operating Report is accurate or complete. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results. This disclaimer applies to all information contained herein. The Debtor reserves all rights to amend the results presented in this Monthly Operating Report.

On August 25, 2009 (the “Petition Date”), the Debtor commenced a voluntary case under Chapter 11 of title 11 of the United States Code with the United States Bankruptcy Court for the Middle District of Alabama. On or about August 14, 2009, the Debtor’s wholly owned bank subsidiary, Colonial Bank, was closed by the Alabama State Banking Department, and the Federal Deposit Insurance Corporation (the “FDIC”) was appointed as receiver of Colonial Bank. Subsequent to the closure, Branch Banking & Trust Company (“BB&T”), in a transaction facilitated by the FDIC, acquired substantially all of the assets of Colonial Bank, including certain books and financial records jointly maintained by the Debtor and Colonial Bank that were seized by the FDIC and, on information and belief, transferred to the custody of BB&T. As a result, the Debtor is not in control of certain information relating to its pre-petition operations and financial affairs, including material accounting information. In addition, as of the date of the acquisition by BB&T, several employees of the Debtor became employees of BB&T. This Monthly Operating Report is prepared, in large part, based upon the information and work product made available to the Debtor by past employees of Colonial Bank and other third parties. The results set forth in this Monthly Operating Report are being investigated further and may vary from the results listed in this Monthly Operating Report.

Case 09-32303	Doc 847	Filed 08/20/10	Entered 08/20/10	13:19:35	Desc Main
		Document	Page 5 of 20

Monthly Operating Report - Exhibit A

EXHIBIT A

TAXES

IF ANY PAST DUE TAX RETURNS OR PAST DUE POST-PETITON TAX OBLIGATONS EXIST, ATTACH A WRITTEN EXPLANATION, INCLUDING WHEN SUCH RETURNS WILL BE FILED, OR WHEN SUCH PAYMENTS WILL BE MADE AND THE SOURCE OF FUNDS FOR THE PAYMENTS (S).

See attached schedule

Case 09-32303	Doc 847	Filed 08/20/10	Entered 08/20/10	13:19:35	Desc Main
		Document	Page 6 of 20

The Colonial BancGroup, Inc.

Exhibit A

Taxes

The Colonial BancGroup, Inc. and subsidiaries were assessed certain final assessments of Financial Institution Excise Taxes by the State of Alabama on August 14, 2009 the date that Colonial Bank was placed into receivership. The tax assessments were for prior year tax returns which were timely filed. The parent company, Colonial BancGroup, disputes the taxes assessed and has filed a motion under Section 505.

Below is a summary of the State of Alabama assessments:

Tax Year	Taxes and Interest Amount
2007	$2,887,050.82
2006	2,534,635.98
2005	752,747.01
2004	99,050.34
2003	535,322.43
2002	739,371.74
2001	1,533,170.71

total	$9,081,349.03

The Colonial BancGroup, Inc.’s 2008 income tax returns have been filed for both federal and state taxes. Below is a summary of 2008 income tax refunds and income tax payables. Colonial BancGroup is unable to pay the income taxes due to Texas and Idaho because of the bankruptcy filing and the FDIC action causing a freeze on BancGroup’s cash accounts.

Amount Receivable (Payable)
Federal	$930,553.00
State
ID	$(450.00)
TN	73,552.00
TX	(120,850.00)

$882,805.00

Tax Refunds Received (deposited in Tax Escrow Account)
3/4/2010	$ 98,783.93 State of Alabama - Privilege Tax Refund

Ongoing Tax Review

The Debtor has obtained Court approval to retain tax professionals regarding the Debtor’s tax obligations and potential refunds. Debtor anticipates filing amended returns requesting refunds from prior years. Any funds received will be deposited in a separate account and ownership will be subjected to Court determination.

Case 09-32303	Doc 847	Filed 08/20/10	Entered 08/20/10	13:19:35	Desc Main
		Document	Page 7 of 20

Monthly Operating Report - Exhibit B

EXHIBIT B

SUMMARY OF CASH ON HAND

ATTACH A LIST OF ALL INCOME RECEIVED FOR THE REPORTING PERIOD FROM CASH AND CREDIT TRANSACTIONS.

The U.S. Bankruptcy Administrator (MDAL) will not waive this requirement.

See attached schedule

Case 09-32303	Doc 847	Filed 08/20/10	Entered 08/20/10	13:19:35	Desc Main
		Document	Page 8 of 20

The Colonial BancGroup, Inc.

Exhibit B

Cash on Hand

Name of Account	Bank	Account Number	Balance
Colonial BancGroup, Inc. - DIP	Sterling Bank	100-014-158-8	$128,843.74
Colonial BancGroup, Inc. - DIP Account	Regions Bank	0082646325	$166,428.43
Colonial BancGroup, Inc. - DIP Account	Regions Bank	0082646333	$145,619.38
Colonial BancGroup, Inc. - DIP Tax Escrow	Regions Bank	0082646562	$99,075.18
Petty Cash		n/a	$0.00

			$539,966.73

The Colonial BancGroup, Inc. - DIP	BB&T (Colonial Bank)	8050793234	$0.00	(2)
The Colonial BancGroup, Inc. - DIP	BB&T (Colonial Bank)	1010000435308 (Former #8025001127)	12,458,207.89
The Colonial BancGroup, Inc. - DIP	BB&T (Colonial Bank)	1010001084487 (Former #8050795437)	4,000,000.00
The Colonial BancGroup, Inc. - DIP	BB&T (Colonial Bank)	1010001084517 (Former #8050795460)	5,091,170.82
The Colonial BancGroup, Inc. - DIP	BB&T (Colonial Bank)	1010001084509 (Former #8050795452)	5,045,815.06
The Colonial BancGroup, Inc. - DIP	BB&T (Colonial Bank)	1010001084495 (Former #8050795445)	2,282,904.24
The Colonial BancGroup, Inc. - DIP	BB&T (Colonial Bank)	1010001083367 (Former #8050793218)	7,607,409.38

			$36,485,507.39	(1)

(1)	On August 14, 2009, the FDIC placed a hold on all cash deposits of Colonial BancGroup. BancGroup is unable to access its cash deposits (except for those amounts released per bankruptcy court order). On September 30, 2009 $241,450.00 was transferred to the Sterling Bank Account, $200,000.00 to Parker Hudson Rainer & Dobbs and $90,000.00 to Balch & Bingham. On October 30, 2009 $458,550.00 was transferred to the Sterling Bank Account, $395,000.00 to Parker Hudson Rainer & Dobbs and $40,000.00 to Balch & Bingham. On March 19, 2010, $500,000.00 was transferred to the Regions 6325 Bank Account.
(2)	Account xxxxxx3234 closed in September, 2009.

Note: The cash summary does not include investments held in Schwab of approximately $1.9 million which may include some amount of cash.

Cash received during the reporting period 7/1 - 7/31/2010

Interest on Regions Bank Accounts	$65.74

Case 09-32303	Doc 847	Filed 08/20/10	Entered 08/20/10	13:19:35	Desc Main
		Document	Page 9 of 20

Monthly Operating Report - Exhibit C	form revised 05 27 2009

EXHIBIT C

EXPENSES

ATTACH A LIST OF ALL EXPENSES PAID FROM THE DEBTOR’S BANK ACCOUNTS FOR THE REPORTING PERIOD. INCLUDE THE DATE PAID, THE PAYEE, THE PURPOSE AND THE AMOUNT.

The U.S. Bankruptcy Administrator (MDAL) will not waive this requirement.

See attached schedule

Case 09-32303	Doc 847	Filed 08/20/10	Entered 08/20/10	13:19:35	Desc Main
		Document	Page 10 of 20

The Colonial BancGroup, Inc.

Exhibit C

Expenses Paid

Date Paid	Check #	Payee	$ Amount	Purpose
		Sterling Bank Account xxxxxx158-8
7/7/2010	1014	U.S. Bankruptcy Court	6,500.00	2nd Qtr 2010 Fees
7/23/2010	1033	Best Buy (Bill Beckett)	106.99	Purchase of external drive

		Sterling Account Total	6,606.99

		Regions Bank Account xxxxxx6325
7/6/2010	1012	Laura Davis	150.00	Garland Avenue property
7/6/2010	1013	Newbridge Management, LLC	36,600.00	July employee wage & expense - CRO
7/7/2010	1015	FedEx	23.11	Shipping charges
7/28/2010	1061	Office Max (Bill Beckett)	64.19	Computer supplies
7/29/2010	1062	Kevin O’Halloran	2,234.03	Re: Litigation expenses for 365(0) Motion

		Regions Account Total	39,071.33

		Professional Fees Paid To Date
9/30/2009		Parker Hudson Rainer & Dobbs, LLP	200,000.00	Wire from Colonial Acct xxxxxx1 127
9/30/2009		Balch & Bingham	90,000.00	Wire from Colonial Acct xxxxxx1 127
10/30/2009		Parker Hudson Rainer & Dobbs, LLP	395,000.00	Wire from Colonial Acct xxxxxx1 127
10/30/2009		Balch & Bingham	40,000.00	Wire from Colonial Acct xxxxxx1 127
11/3/2009		Burr & Forman, LLP	122,500.00	Check #1004 from Sterling Acct xxxxxx158-8
11/4/2009		Shulte Roth & Zable, LLP	122,500.00	Wire from Sterling Acct xxxxxx158-8
Jan-10		Shulte Roth & Zable, LLP	198,329.66	Wire from PHRD Escrow Account
Jan-10		Parker Hudson Rainer & Dobbs, LLP	266,618.49	Retained from insurance refund proceeds
Feb-10		Parker Hudson Rainer & Dobbs, LLP	30,807.49	Retained from partnerships sale proceeds
2/18/2010		Burr & Forman, LLP	29,827.42	Check #1061 from Sterling Acct xxxxxx158-8
3/1/2010		Parker Hudson Rainer & Dobbs, LLP	174,196.61	Check #1008 from Sterling Acct xxxxxx158-8
3/1/2010		Moore Stephens Tiller	13,359.56	Check #1009 from Sterling Acct xxxxxx158-8
3/1/2010		Burr & Forman, LLP	58,616.46	Check #1001 from Regions Acct xxxxxx6325
3/18/2010		Balch & Bingham	33,868.44	Check #1002 from Regions Acct xxxxxx6325
4/7/2010		Balch & Bingham	4,410.01	Check #1032 from Regions Acct xxxxxx6325
4/7/2010		Burr & Forman, LLP	58,088.22	Check #1033 from Regions Acct xxxxxx6325
4/7/2010		Moore, Stephens & Tiller	2,312.00	Check #1034 from Regions Acct xxxxxx6325
4/7/2010		Shulte Roth & Zable, LLP	155,514.33	Check #1035 from Regions Acct xxxxxx6325
4/7/2010		Shulte Roth & Zable, LLP	80,794.64	Check #1036 from Regions Acct xxxxxx6325
4/7/2010		Shulte Roth & Zable, LLP	300,055.07	Check #1037 from Regions Acct xxxxxx6325
4/7/2010		Shulte Roth & Zable, LLP	130,147.39	Check #1038 from Regions Acct xxxxxx6325
4/7/2010		Parker Hudson Rainer & Dobbs, LLP	152,865.96	Check #1039 from Regions Acct xxxxxx6325
4/7/2010		Cohen Pollock Merlin & Small, P.C.	7,481.27	Check #1040 from Regions Acct xxxxxx6325
5/5/2010		Parker Hudson Rainer & Dobbs, LLP	207,597.72	Check #1004 from Regions Acct xxxxxx6325
5/5/2010		Moore, Stephens & Tiller	1,589.50	Check #1005 from Regions Acct xxxxxx6325
5/5/2010		Balch & Bingham	12,473.74	Check #1006 from Regions Acct xxxxxx6325
5/6/2010		Schulte Roth Zabel, LLP	91,280.29	Check #1045 from Regions Acct xxxxxx6325
5/6/2010		Burr & Forman, LLP	28,638.14	Check #1046 from Regions Acct xxxxxx6325
5/6/2010		Burr & Forman, LLP Escrow Trust	25,462.35	Check #1047 from Regions Acct xxxxxx6325
5/18/2010		Cohen Pollock Merlin & Small, P.C.	11,742.54	Check #1050 from Regions Acct xxxxxx6325
6/1/2010		PricewaterhouseCoopers, LLP	30,000.00	Check #1044 from Regions Acct xxxxxx6325
6/1/2010		Parker Hudson Rainer & Dobbs	282,581.18	Check #1055 from Regions Acct xxxxxx6325
6/1/2010		Balch & Bingham	16,619.95	Check #1056 from Regions Acct xxxxxx6325
6/4/2010		Burr & Forman	19,555.00	Check #1057 from Regions Acct xxxxxx6325
6/9/2010		Burr & Forman	-5,225.30	Refund on 2009 Legal fees paid
6/9/2010		Cohen Pollock Merlin & Small, P.C.	5,295.57	Check #1060 from Regions Acct xxxxxx6325
6/28/2010		PricewaterhouseCoopers	11,821.00	Check #1014 from Regions Acct xxxxxx6325

		Total Professional fees paid to date	3,406,724.70

Case 09-32303	Doc 847	Filed 08/20/10	Entered 08/20/10	13:19:35	Desc Main
		Document	Page 11 of 20

Monthly Operating Report - Exhibit D

EXHIBIT D

UNPAID BILLS

ATTACH A LIST OF ALL DEBTS (INCLUDING TAXES) INCURRED SINCE THE BANKRUPTCY FILING DATE BUT HAVE NOT BEEN PAID. THE LIST MUST INCLUDE THE DATE THE DEBT WAS INCURRED, THE NAME OF THE CREDITOR, THE PURPOSE OF THE DEBT AND WHEN THE DEBT IS DUE.

The U.S. Bankruptcy Administrator (MDAL) will not waive this requirement.

Debtor continues to review its obligations - see attached

Case 09-32303	Doc 847	Filed 08/20/10	Entered 08/20/10	13:19:35	Desc Main
		Document	Page 12 of 20

The Colonial BancGroup, Inc.

Exhibit D

Unpaid bills

A. Unpaid Invoices

Date Incurred	Vendor Name	$ Amount	Due Date	Purpose
8/28/2009	BB&T	169.65	8/28/2009	error in reimbursement of expense

		$169.65

Note: The Debtor has ongoing obligations for the payment of fees and expenses retained by both the Debtor and Creditor’s Committee, all of which are subject to Court approval.

B. Disputed Invoices

Date Incurred	Vendor Name	$ Amount	Due Date	Purpose

Case 09-32303	Doc 847	Filed 08/20/10	Entered 08/20/10	13:19:35	Desc Main
		Document	Page 13 of 20

Monthly Operating Report - Exhibit E

EXHIBIT E

MONEY OWED TO DEBTOR

ATTACH A LIST OF ALL AMOUNTS OWED TO THE DEBTOR BY CUSTOMERS FOR WORK COMPLETED OR MERCHANDISE SOLD. THE LIST MUST INCLUDE THE NAME OF THE CUSTOMER, THE AMOUNT OWED AND WHEN PAYMENT IS DUE.

The U.S. Bankruptcy Administrator (MDAL) will not waive this requirement.

Debtor continues to research other debtor receivables - see attached

Case 09-32303	Doc 847	Filed 08/20/10	Entered 08/20/10	13:19:35	Desc Main
		Document	Page 14 of 20

The Colonial BancGroup, Inc.

Exhibit E

Debtor Receivables

Receivable from the FDIC for expenses paid on behalf of Colonial Bank prior to 8/14/09	$514,420.78

Note: The FDIC has notified the Debtor that it objects to this claim and the Debtor has therefore filed an action in the Federal District Court disputing this objection.

Receivables from Director’s for meetings not attended:
Lewis Beville	600.00
Robert Craft	5,500.00

Total Pre-petition Receivables	$520,520.78

Note: While the Debtor does not have traditional trade accounts receivables, it does have intercompany receivables from its primary subsidiary, Colonial Bank. The above-referenced receivable from Colonial Bank related primarily to expenses paid on behalf of Colonial Bank. The Debtor reserves the right to supplement this information based on obtaining access to information and documents that are currently under the control of the FDIC as a result of the receivership of Colonial Bank.

Please see Exhibit A re: anticipated tax refunds

Case 09-32303	Doc 847	Filed 08/20/10	Entered 08/20/10	13:19:35	Desc Main
		Document	Page 15 of 20

Monthly Operating Report - Exhibit F

EXHIBIT F

BANKING INFORMATION

When eFiling Exhibit F, please use the CM/ECF event:

Chapter 11 Exhibit F - Monthly Operating Report - Bank Statements (Private Entry)

ATTACH A COPY OF THE MOST RECENT BANK STATEMENT FOR EVERY ACCOUNT THE DEBTOR HAS AS OF THE DATE OF THIS FINANCIAL REPORT OR HAD DURING THE REPORTING PERIOD.

Case 09-32303	Doc 847	Filed 08/20/10	Entered 08/20/10	13:19:35	Desc Main
		Document	Page 16 of 20

Additional Information - Ch 11 Monthly Operating Report	form revised 03 13 09

BALANCE SHEET	For the period ending:	07/31/10

ASSETS
1. Cash
Pre-petition bank accounts	$36,485,507.39

DIP General/business account	$539,966.73

DIP Payroll account

DIP Tax account

Other (including Cash on Hand)

Sub-total Cash		$37,025,474.12

2. Securities

3. Accounts Receivable
Pre-petition	$520,520.78

Post-petition	$0.00

Sub-total Accounts Receivable		$520,520.78

4. Office Supplies and Equipment		$0.00

5. Inventory (Fair Market Value)		$0.00

6. Other Current Assets		$0.00

7. Prepaid Insurance		$0.00

8. Long Term Assets (including real property, heavy equipment, vehicles, etc.)		$4,520,121.35

9. TOTAL ASSETS			$42,066,116.25

LIABILITIES (include both pre- and post-petition debts)
1. Accounts Payable
Pre-petition	$362,757.31

Post-petition	$169.65

Sub-total Accounts Payable		$362,926.96

2. Short Term Notes Payable
Pre-petition

Post-petition

Sub-total Short Term Notes Payable

3. Long Term Notes Payable
Pre-petition	$358,247,775.00

Post-petition

Sub-total Long Term Notes Payable		$358,247,775.00

4. Taxes Payable
Pre-petition	($882,805.00)

Post-petition

Sub-total Taxes Payable		($882,805.00)

5. Other Liabilities		$7,856,878.13

6. TOTAL LIABILITIES			$365,584,775.09

EQUITY (Total Assets Less Total Liabilities)			($323,518,658.84)

7. TOTAL LIABILITIES & EQUITY			$42,066,116.25

Additional Information	Balance Sheet/AP Pymts/ Salary Schedule/Rent Roll

Case 09-32303	Doc 847	Filed 08/20/10	Entered 08/20/10	13:19:35	Desc Main
		Document	Page 17 of 20

Additional Information - Ch 11 Monthly Operating Report

Balance Sheet

Note: Debtor still without access to all its books and records which are controlled by the FDIC/BB&T. The debtor continues to request return of its records from the FDIC and will be able to update, as necessary, these financial statements upon access to its own records.

STATEMENT OF PAYMENTS MADE TO SECURED CREDITORS AND LESSORS

No payments for the reporting period 7/1 - 7/31/2010

1		Payee:
		Amount paid this period:	Check #:
Y Y	N N	Amount included in Expenses Adequate protection payment Stated adequate protection payment amount

2		Payee:
		Amount paid this period:	Check #:
Y Y	N N	Amount included in Expenses Adequate protection payment Stated adequate protection payment amount

3		Payee:
		Amount paid this period:	Check #:
Y Y	N N	Amount included in Expenses Adequate protection payment Stated adequate protection payment amount

4		Payee:
		Amount paid this period:	Check #:
Y Y	N N	Amount included in Expenses Adequate protection payment Stated adequate protection payment amount

5		Payee:
		Amount paid this period:	Check #:
Y Y	N N	Amount included in Expenses Adequate protection payment Stated adequate protection payment amount

6		Payee:
		Amount paid this period:	Check #:
Y Y	N N	Amount included in Expenses Adequate protection payment Stated adequate protection payment amount

7		Payee:
		Amount paid this period:	Check #:
Y Y	N N	Amount included in Expenses Adequate protection payment Stated adequate protection payment amount

8		Payee:
		Amount paid this period:	Check #:
Y Y	N N	Amount included in Expenses Adequate protection payment Stated adequate protection payment amount

Additional Information	Balance Sheet/AP Pymts/ Salary Schedule/Rent Roll

Case 09-32303	Doc 847	Filed 08/20/10	Entered 08/20/10	13:19:35	Desc Main
		Document	Page 18 of 20

Additional payments made to secured creditors and lessors

No payments during the reporting period 7/1 - 7/31/2010

9		Payee:
		Amount paid this period:	Check #:
Y Y	N N	Amount included in Expenses Adequate protection payment Stated adequate protection payment amount

10		Payee:
		Amount paid this period:	Check #:
Y Y	N N	Amount included in Expenses Adequate protection payment Stated adequate protection payment amount

11		Payee:
		Amount paid this period:	Check #:
Y Y	N N	Amount included in Expenses Adequate protection payment Stated adequate protection payment amount

12		Payee:
		Amount paid this period:	Check #:
Y Y	N N	Amount included in Expenses Adequate protection payment Stated adequate protection payment amount

13		Payee:
		Amount paid this period:	Check #:
Y Y	N N	Amount included in Expenses Adequate protection payment Stated adequate protection payment amount

14		Payee:
		Amount paid this period:	Check #:
Y Y	N N	Amount included in Expenses Adequate protection payment Stated adequate protection payment amount

15		Payee:
		Amount paid this period:	Check #:
Y Y	N N	Amount included in Expenses Adequate protection payment Stated adequate protection payment amount

16		Payee:
		Amount paid this period:	Check #:
Y Y	N N	Amount included in Expenses Adequate protection payment Stated adequate protection payment amount

TOTAL PAYMENTS MADE TO SECURED CREDITORS AND LESSORS

Additional Information	Balance Sheet/AP Pymts/ Salary Schedule/Rent Roll

Case 09-32303	Doc 847	Filed 08/20/10	Entered 08/20/10	13:19:35	Desc Main
		Document	Page 19 of 20

Monthly Salary Payment to Owner(s)

Payments during the reporting period 7/1 - 7/31/2010 other than CRO.

Debtor(s)	Stated Amount	Amount Paid	Transaction Number	Amount Past Due

TOTAL

Monthly Rental Income Worksheet	for the month ending

No payments during the reporting period 6/1 - 6/30/2010

Property Description	Written Contract*	Contract Expiration Date	Contracted Monthly Rental Payment	Rental Amount Past Due	Rental Amount Received this Month	Mortgage Amount Paid by Debtor(s) **

Monthly Totals

*	(N) No Contract, (L) Lease or (DF) Debtor Financed under a Rent to Own, Bond for Title or similar contract
**	Per Order for Adequate Protection or Use of Cash Collateral

Additional Information	Balance Sheet/AP Pymts/ Salary Schedule/Rent Roll

Case 09-32303	Doc 847	Filed 08/20/10	Entered 08/20/10	13:19:35	Desc Main
		Document	Page 20 of 20